                                                                   EXHIBIT 99.3

                      ADVANCED COMMUNICATION SYSTEMS, INC.
                          QUARTERLY REPORT ON FORM 10-Q
                                      INDEX


       Condensed Consolidated Balance Sheets as of December 31, 1999
       and September 30, 1999                                              F-2

       Condensed Consolidated Statements of Operations for the Three
       Months Ended December 31, 1999 and 1998                             F-3

       Condensed Consolidated Statements of Cash Flows for the Three
       Months Ended December 31, 1999 and 1998                             F-4

       Notes to Condensed Consolidated Financial Statements                F-5

                      ADVANCED COMMUNICATION SYSTEMS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                          DECEMBER 31,     SEPTEMBER 30,
                                                                                              1999             1999
                                                                                          ------------     -------------
                                                                                          (UNAUDITED)
                                            ASSETS

             Current assets:
             Cash and cash equivalents                                                     $    979          $  1,615
             Contract receivables                                                            68,962            67,834
             Other receivables                                                                  855             1,617
             Deferred costs                                                                     969                 -
             Prepaid expenses                                                                   693             1,279
             Income taxes receivable                                                            226                 -
             Inventories                                                                        720               932
                                                                                           --------          --------
                Total current assets                                                         73,404            73,277
                                                                                           --------          --------
             Property and equipment, net                                                      8,690             7,908
             Other assets:
             Intangibles, net                                                                71,174            61,603
             Other non-current assets                                                           422               414
                                                                                           --------          --------
                Total other assets                                                           71,596            62,017
                                                                                           --------          --------
                   Total assets                                                            $153,690          $143,202
                                                                                           ========          ========

                                       LIABILITIES AND STOCKHOLDERS' EQUITY

             Current liabilities:
             Current portion of long-term debt                                             $     43          $     87
             Obligations under capital lease                                                    714               877
             Accounts payable                                                                 4,924             5,773
             Accrued expenses and other current liabilities                                  32,775            27,789
             Billings in excess of revenue                                                      532             1,182
             Deferred profit                                                                  4,930             5,319
             Income taxes payable                                                                 -               738
             Deferred income tax liability                                                    2,977             2,317
                                                                                           --------          --------
                Total current liabilities                                                    46,895            44,082
             Obligations under capital lease - long-term                                        358               420
             Deferred income tax liability - long-term                                        1,711             1,226
             Long-term debt                                                                  52,565            47,580
                                                                                           --------          --------
                Total liabilities                                                           101,529            93,308
             Stockholders' equity:

             Preferred stock, $.01 par value, 1,000,000 shares authorized,
               no shares issued and outstanding                                                   -                 -
             Common stock, $.01 par value, 40,000,000 shares authorized, 11,450,000 shares
               issued at December 31, 1999 and September 30, 1999                               115               115
             Paid-in-capital                                                                 43,416            42,511
             Retained earnings                                                                8,930             7,578
             Less - Treasury stock, 2,613,748 shares at December 31, 1999 and
             2,701,513 shares at September 30, 1999                                            (300)             (310)
                Total stockholders' equity                                                   52,161            49,894
                                                                                           --------          --------
                   Total liabilities and stockholders' equity                              $153,690          $143,202
                                                                                           ========          ========

    The accompanying notes are an integral part of these condensed consolidated financial statements.

                      ADVANCED COMMUNICATION SYSTEMS, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                   (UNAUDITED)

                                                                      THREE MONTHS ENDED
                                                                          DECEMBER 31,
                                                               --------------------------------
                                                                     1999              1998
                                                               --------------     -------------
              Revenues..............................              $46,255           $47,222

              Direct costs..........................               30,031            31,893

              Indirect, general and administrative
              expenses..............................               12,549            12,373
                                                                  -------            ------
              Income from operations................                3,675             2,956

              Other expense, net....................               (1,380)             (847)
                                                                  -------            ------
              Income before taxes...................                2,295             2,109

              Income tax expense....................                  943               836
                                                                  -------            ------
              Net income............................              $ 1,352           $ 1,273
                                                                  =======           =======

              Net income per share - basic..........              $  0.15           $  0.15
                                                                  =======           =======

              Net income per share - diluted........              $  0.15           $  0.15
                                                                  =======           =======

              Weighted average shares outstanding -
              basic.................................                8,778             8,620
                                                                  =======           =======
              Weighted average shares outstanding -
              diluted...............................                8,926             8,708
                                                                  =======           =======

    The accompanying notes are an integral part of these condensed consolidated financial statements.

                      ADVANCED COMMUNICATION SYSTEMS, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                             THREE MONTHS ENDED
                                                                                DECEMBER 31,
                                                                       -------------------------------
                                                                            1999              1998
                                                                       -------------     -------------
             Cash flow from operating activities:
             Net income                                                  $ 1,352          $  1,273
             Adjustments to reconcile net income to net cash
                   used in operating activities-
                   Depreciation and amortization                             934               876
                   Reserve for doubtful accounts                             400                 -
                   Deferred tax provision                                  1,145               833
                   Reduction of deferred revenue                            (389)                -
                   Loss on sale of subsidiary                                167                 -
                   Changes in assets and liabilities:
                         Contract receivables                             (1,588)           (7,838)
                         Other receivables                                   756              (318)
                         Prepaid expenses                                    586              (154)
                         Inventories                                         212                83
                         Other assets                                        (31)               23
                         Accounts payable                                   (812)           (3,247)
                         Accrued expenses and other current
                           liabilities                                    (5,983)           (2,140)
                         Billings in excess of revenue                      (650)             (312)
                         Income taxes payable                               (700)             (342)
                                                                         -------          --------
                             Net cash used in operating
                               activities                                 (4,601)          (11,263)
                                                                         -------          --------
             Cash flows from investing activities:
             Purchases of property and equipment                          (1,308)             (601)
             Capitalized software development costs                            -              (463)
                                                                         -------          --------
                             Net cash used in investing
                               activities                                 (1,308)           (1,064)
                                                                         -------          --------
             Cash flows from financing activities:
             Net borrowings repaid                                           (59)               (8)
             Net borrowings under line of credit                           5,000            12,000
             Repayments of obligations under capital leases                 (225)             (543)
             Sales of treasury stock                                         557               227
                                                                         -------          --------
                             Net cash provided by financing
                               activities                                  5,273            11,676
                                                                         -------          --------
             Net decrease in cash                                           (636)             (651)
             Cash and cash equivalents, beginning of period                1,615             2,457
                                                                         -------          --------
             Cash and cash equivalents, end of period                    $   979          $  1,806
                                                                         =======          ========

     The accompanying notes are an integral part of these condensed consolidated financial statements.

                      ADVANCED COMMUNICATION SYSTEMS, INC.
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 1999
                                   (UNAUDITED)


1.   BASIS OF PRESENTATION

The accompanying condensed consolidated balance sheet as of December 31, 1999 and the statements of operations and cash flows for all periods presented have been prepared by Advanced Communication Systems, Inc. ("the Company"), and have not been audited. These financial statements, in the opinion of management, include all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the financial position, results of operations and cash flows for all periods presented. These condensed consolidated financial statements should be read in conjunction with the financial statements and notes thereto for the fiscal year ended September 30, 1999 included in the Company's Annual Report on Form 10-K. Interim operating results are not necessarily indicative of operating results for the full year.

2.   MANAGEMENT'S USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  RECLASSIFICATION

Certain prior year amounts have been reclassified to conform to the current period's presentation.

4. SUPPLEMENTAL STATEMENTS OF CASH FLOWS DATA

The Company paid income taxes of approximately $489,000 and $339,000 and interest of approximately $1,264,000 and $884,000 in the three-month periods ended December 31, 1999 and 1998, respectively.

The following are non-cash transactions for the three-month periods ended December 31, 1999 and 1998.


                                                                   DECEMBER 31,
                                                                1999          1998
                                                                ----          ----
                                                                  (IN THOUSANDS)
                Deferred merger costs                         $   969       $     -

                Contingent payment - SEMCOR selling
                  shareholders                                $10,000       $ 5,000

                Tax effect of stock option exercises          $   358       $     -

5. ACQUISITION AND DIVESTITURE

In June 1998, the Company acquired all the outstanding shares of SEMCOR, Inc. ("SEMCOR") for a preliminary purchase price of $38,100,000 in cash and additional contingent payments based on the achievement of certain financial goals for the six-month period ended December 31, 1998, up to a maximum of $5,000,000, and the twelve-month period ending December 31, 1999, up to a maximum of $10,000,000. SEMCOR successfully achieved the financial goals for the six-month ended December 31, 1998 as outlined in the stock purchase agreement and accordingly the selling shareholders were paid the maximum of $5,000,000 in February 1999. Additionally, SEMCOR achieved the financial goals for the twelve-month period ended December 31, 1999, and accordingly the selling shareholders earned the maximum $10,000,000. The excess of the preliminary purchase price and the contingent payments over the net assets acquired is being carried as goodwill in the amount of $51,784,000, and is being amortized over its estimated useful life of 40 years.

In connection with the final determination of the fair value of assets acquired and pursuant to the provisions of Accounting Principles Board Opinion No. 16, the Company has valued acquired contracts in process at the contract price, minus the estimated costs to complete and an allowance for the normal industry profit on its effort to complete such contracts, which amounted to $6,343,000. Effective April 1, 1999, this adjustment has been reflected in the accompanying balance sheet as an increase to goodwill and a corresponding increase to deferred profit. The Company recognized approximately $388,000 as a reduction of costs in the three months ended December 31, 1999, with the remaining $4,930,000 to be recorded as a reduction of costs in future periods as work on certain contracts is performed.

In October 1999, the Company sold its 100% interest in its U.K. subsidiary, Fairfax Communications, Ltd. for $30,000 in cash, resulting in a loss of approximately $167,000. This loss is reflected in the statement of operations for the three month period ended December 31, 1999.


6. CONTRACT RECEIVABLES


CONTRACT RECEIVABLES CONSIST OF THE FOLLOWING:


                                                                     DECEMBER  31,     SEPTEMBER 30,
                                                                         1999              1999
                                                                     -------------     -------------
                                                                             (IN THOUSANDS)
             U.S. government:
                  Amounts billed...........................             $26,204           $25,625
                  Recoverable costs and accrued profit on
                    progress completed; not billed...........            38,278            38,422
                                                                        -------           -------
                      Subtotal.............................              64,482            64,047
                                                                        -------           -------
             Commercial customers:
                  Amounts billed...........................               3,847             3,513
                  Recoverable costs and accrued profit on
                    progress completed; not billed...........             2,006             1,235
                                                                        -------           -------
                      Subtotal.............................               5,853             4,748
                                                                        -------           -------
             Less allowance for doubtful accounts..........               1,373               961
                                                                        -------           -------
                      Total................................             $68,962           $67,834
                                                                        =======           =======

7. LONG-TERM DEBT

LONG-TERM DEBT CONSISTED OF THE FOLLOWING:


                                                                                      DECEMBER  31,     SEPTEMBER 30,
                                                                                           1999              1999
                                                                                      -------------     -------------
                 Lines of credit:

                    $60,000,000 line of credit, with a commercial bank
                      expiring February 28, 2002...........................             $51,000            $46,000
                    $400,000 line of credit with a commercial bank, interest
                    at prime plus 1%, due on demand........................                  --                 50


                 Long-term debt:
                    Note payable to bank, interest at 9.9%, due February
                      2005, secured by a First Deed of Trust on an office
                      building.............................................                 947                951
                    Note payable to Urban Business Development
                    Corporation, interest at 8.575%, due January 2015,
                    guaranteed by the Small Business Administration and
                    secured by a Second Deed of Trust on an office
                    building...............................................                 661                666
                                                                                        -------            -------
                                                                                         52,608             47,667
                    Less current maturities................................                 (43)               (87)
                                                                                        -------            -------
                                                                                        $52,565            $47,580
                                                                                        =======            =======

8. SEGMENT REPORTING

The Company adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 131, Disclosure About Segments of an Enterprise and Related Information. SFAS No. 131 required publicly-held companies to report financial and other information about key revenue-producing segments of the entity for which such information is available and is utilized by the chief operating decision maker in deciding how to allocate resources and in assessing performance. SFAS No. 131 permits operating segments to be aggregated if they have similar products and services, customers, methods of distribution, and belong to the same regulatory environment.

The Company's revenues are derived predominately from the U.S. Government through long-term cost reimbursement, fixed-price or time and materials contracts that are administered and executed under the Federal Acquisition Regulations. The Company's operating margin is primarily affected by the mix of contract types. The Company makes vertical market disclosures such as, communication services, information systems and aerospace services. The chief operating decision-maker does not allocate resources and does not assess the Company's performance by the above classifications. The Company manages on a contract by contract basis and, accordingly, the Company's government contracts are considered to be one reportable operating segment.


9. SUBSEQUENT EVENT

On December 9, 1999, the Company entered into a definitive agreement to merge a subsidiary of The Titan Corporation ("Titan", NYSE: TTN) into the Company in a tax-free exchange of Titan common stock for the Company's common stock at an approximate value ranging from $18 to $22 per share of the Company's common stock. The transaction has been approved by the board of directors of both companies and is subject to the approval of the Company's stockholders.

A special meeting of the Company's stockholders will be held on February 23, 2000, to vote for the adoption of the merger agreement and approval of the merger and related transactions.

Included in deferred costs and accrued expenses is $969,000 that represents the merger costs incurred by the Company as of December 31, 1999. Deferred costs will be charged to expense upon consummation of the merger.